                                                                    Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                          DEL GLOBAL TECHNOLOGIES CORP.

                                       AND

                           GIUSEPPE CARMELO AMMENDOLA

                                 EMILIO BRUSCHI

                                 ROBERTO DAGLIO

                                       AND

                                 LUIGI EMMANUELE

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                          Dated as of December 22, 2005

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                                TABLE OF CONTENTS

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                            STOCK PURCHASE AGREEMENT

          This Stock Purchase  Agreement (this  "Agreement") is made and entered into as of the 22nd day of  december  2005 by and among Del Global  Technologies
Corp.,  a New York  corporation  (the  "Purchaser"),  and Mr.  Giuseppe  Carmelo
Ammendola  (Italian Tax Code number:  MMN CML 47E25 H2240),  Mr. Emilio  Bruschi
(Italian Tax Code number:  BRS MLE 50M03 G634Q), Mr. Roberto Daglio (Italian Tax
Code  number:  DGL RRT 54A24 F205J) and Mr.  Luigi  Emmanuele  (Italian Tax Code
number: MMN LGU 47B10 C351Y) (each a "Seller" and, collectively, the "Sellers").

                              W I T N E S S E T H:

          WHEREAS,  the  Sellers  are the owners of the shares of the issued and outstanding  capital stock of Villa Sistemi  Medicali,  S.p.A., an Italian Joint
Stock Company  registered  with the Register of Companies of Milan/Tax  Code No.
10022080153 ("Villa"), as set forth on Schedule A hereto, which shares represent
20% of the outstanding capital stock of Villa (the "Shares");

         WHEREAS,  the Purchaser is the owner of 5,200,000  shares of the issued and  outstanding  capital  stock of Villa,  which  shares  represent  80% of the outstanding capital stock of Villa;

         WHEREAS, the Purchaser has proposed to purchase the Shares on the terms and conditions contained herein; and

         WHEREAS,  the  Purchaser  and the  Sellers  desire  to  consummate  the purchase and sale of the Shares on the terms set forth herein.

         NOW,  THEREFORE,  in  consideration  of the foregoing  premises and the other  good and  valuable  consideration,  the  sufficiency  of which is  hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  PURCHASE  AND SALE OF SHARES.  On the terms and subject to the  conditions  of  this  Agreement  and  contingent  upon  fulfillment  of the conditions  precedent  referred  to in  Section 4 below,  the  Purchaser  hereby undertake to purchase from each of the Sellers,  and each of the Sellers  hereby undertake to sell, transfer,  assign,  convey and deliver to the Purchaser,  the number of Shares set forth  opposite such Seller's name on SCHEDULE A hereto for an amount equal to the Purchase Price (as defined below) at Closing as set forth in Section 5 hereof.

          SECTION 2. PURCHASE PRICE.

          (a) The purchase price for each Seller's Shares (the "Purchase Price")
shall consist of:

               (i) the cash  consideration  as set forth  next to such  Seller's name under the  column  "Cash  Consideration"  on  SCHEDULE B hereto  (the "Cash
Consideration"), and

               (ii) such  number of shares of common  stock,  $.10 par value per share, of the Purchaser (the "Purchaser Common Stock") as set forth next to such
Seller's  name under the column  "Purchaser  Common  Stock" on SCHEDULE B hereto
(the "Stock Consideration").

          (b) The Cash Consideration  shall be paid and the Stock  Consideration shall be  delivered  by the  Purchaser  to each of the  Sellers at  Closing  (as hereinafter defined).

          SECTION 3. RESTRICTED NATURE OF STOCK CONSIDERATION.

          (a) Each Seller may transfer his shares of Stock Consideration so long as such  transfer  is in  accordance  with any  applicable  US  federal or state
securities  or  "blue  sky"  laws,  rules  or  regulations  (collectively,   the
"Securities   Laws").  The  certificates   evidencing  the  Stock  Consideration
delivered  to the  Sellers  pursuant  to  this  Agreement  shall  bear a  legend substantially in the form set forth below:

          "THE SHARES OF COMMON STOCK  REPRESENTED BY THIS CERTIFICATE HAVE
          NOT BEEN  REGISTERED  UNDER THE  SECURITIES  LAWS OF ANY STATE OR
          OTHER JURISDICTION (COLLECTIVELY,  THE "SECURITIES LAWS") AND MAY
          NOT BE SOLD, DISPOSED OF OR OTHERWISE  TRANSFERRED IN THE ABSENCE
          OF SUCH  REGISTRATION,  EXCEPT IN  ACCORDANCE  WITH AN  AVAILABLE
          EXEMPTION FROM THE  REGISTRATION  REQUIREMENTS  OF ANY APPLICABLE
          SECURITIES LAWS PROVIDED THAT DEL GLOBAL TECHNOLOGIES CORP. SHALL
          HAVE  RECEIVED AN OPINION OF COUNSEL  ACCEPTABLE TO IT CONFIRMING
          THAT THE REQUIREMENTS OF SUCH EXEMPTION HAVE BEEN SATISFIED."

          (b)  Each  Seller   shall  not   transfer  any  shares  of  the  Stock
Consideration  at any time if such transfer would  constitute a violation of any
Securities   Laws,  or  a  breach  of  the  conditions  to  any  exemption  from registration of the Stock  Consideration  under any such Securities Law on which any Seller is relying at the time of his sale.

          (c) The Purchaser  hereby covenants and agrees to cause the removal of the restricted  legend referred to in Section 3(a) hereof from the  certificates evidencing the Stock  Consideration  on the two-year  anniversary of the date of issuance of the Stock  Consideration  to the maximum extent  permitted under the
Securities Laws.

          SECTION 4. CONDITIONS PRECEDENT.  The Parties hereto shall be bound to close and perform the sale and transfer of the Shares under this  Agreement only upon due  fulfillment of the following  conditions  precedent (each a "Condition
Precedent" and jointly the "Conditions Precedent"):

          (a) the  Board of  Directors  of Villa  has  unanimously  resolved  to propose to the shareholders the distribution of any distributable  dividends and reserves with the favorable opinion of the Board of Statutory auditors; and

          (b) Mr. Giuseppe Carmelo  Ammendola has tendered his unconditional and irrevocable  resignations under the employment agreement currently in force with
Villa substantially in the form of the draft attached hereto as SCHEDULE C; and

          (c) Mr. Giuseppe Carmelo  Ammendola has tendered his unconditional and irrevocable  resignations from his office as Managing Director and member of the
Board of  Directors  of Villa  substantially  in the form of the draft  attached hereto as SCHEDULE D; and

          (d) Villa and Mr.  Giuseppe  Carmelo  Ammendola have duly executed the
Settlement   Agreement   concerning   the   current   employment    relationship
substantially in the form of the draft attached hereto as SCHEDULE E; and

          (e) the  shareholders  of Villa  have  unanimously  resolved  upon the distribution to the  shareholders of any  distributable  dividends and reserves;
and

          (f) the Sellers have assigned and  transferred to the Purchaser  their credit  arising  from the right to  distribution  of the  accred  dividends  and reserves as resolved upon by the shareholders' meeting of Villa; and

          (g)  Villa  has duly and  timely  paid to the  shareholders  or to any assignees of shareholders'  rights to the dividends' and reserves'  distribution as resolved by the shareholders.

          Should the any of the  Conditions  Precedent not having been fulfilled for  whatever  reason by  December  23rd,  2005,  each  Party  may  unilaterally terminate this  Agreement in which case no Party shall have any liability  under this Agreement and any existing liability shall cease to exist.

          SECTION 5. CLOSING.

          (a) The  Closing of the  transaction  contemplated  herein  shall take place at the offices of Baker & McKenzie,  in Milan  (Italy),  3 Piazza Meda, on
the same day on which the last of the Conditions  Precedent is duly fulfilled or within the following three (3) business days, or in such other place and date as the parties may mutually agree in writing, however not later than December 23rd,
2005.

          (b)  Immediately  after the  execution  of this  Agreement  and before
Closing a meeting of the Board of  Directors  of Villa shall be held in order to resolve upon the  distribution any  distributable  dividends and reserves and to call a shareholders' meeting to resolve upon said distribution.

          (c) On the Closing Date,  the following  actions shall be performed in the following order;  provided,  however, that for the purpose of this Agreement the Closing shall be deemed to have  properly  occurred only upon any and all of the following actions being duly completed, so that failing completion of one or some of the  following  actions no transfer of the Share shall be  considered to have occurred and the Parties shall procure to undo the transaction :

               (i) Mr. Giuseppe Carmelo Ammendola shall tender his unconditional and irrevocable  resignations under the employment  agreement currently in force with Villa substantially in the form of the draft attached hereto as SCHEDULE C;
and

               (ii)  Mr.   Giuseppe   Carmelo   Ammendola   has   tendered   his
unconditional and irrevocable  resignations from his office as Managing Director and member of the Board of Directors of Villa  substantially  in the form of the draft attached hereto as SCHEDULE D; and

               (iii) Villa and Mr. Giuseppe Carmelo Ammendola shall duly execute
the  Settlement  Agreement   concerning  the  current  employment   relationship
substantially in the form of the draft attached hereto as SCHEDULE E; and

               (iv) a  shareholders  meeting  of Villa  shall be held on plenary session and shall resolve upon the distribution to the Villa shareholders of any distributable accrued dividends and reserves; and

               (v) Villa shall pay to the  Purchaser  any and all amounts  still outstanding under any commercial and or corporate relationship; and

               (vi) the Sellers  shall assign and transfer to the  Purchaser and the  Purchaser  shall acquire from the Sellers at face value,  their  respective right to distribution and payment of the dividends and reserves as resolved upon by the Villa  shareholders'  meeting  substantially in accordance with the draft attached hereto as SCHEDULE F; and

               (vii) the  Purchaser  shall pay to the Sellers the  consideration under for the  assignment and transfer of the dividends and reserves as referred to in the preceding paragraph; and

               (viii) Villa shall pay the entire amount of the accrued dividends and  reserves  as  resolved  upon  by the  Villa  shareholders'  meeting  to the
Purchaser   as  entitled   shareholder   and  assignee  of  the  right  to  said
distribution; and

               (ix) the  each of the  Sellers  shall  endorse,  and Mr.  Roberto
Daglio shall cause his wife to endorse,  in favor of the  Purchaser  pursuant to
Italian law, the share certificates  representing the Shares  respectively owned by them, and shall execute any additional  ancillary document to the effect that the Purchaser acquire full and unencumbered title to the Shares; and

               (x) the  Purchaser  shall pay to each of the Sellers the relevant portion of the Cash  Consideration  and shall  deliver to each of them the stock certificates representing the relevant portion of the Stock Consideration;

               (xi) a director of Villa shall  record the transfer of the Shares on the Villa shareholders' ledger.

          SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE SELLERS.  Each of the
Sellers,  jointly and  severally,  represents  and warrants to the  Purchaser as follows,  which  representations  and  warranties are true and correct as at the date hereof and shall be true and correct at Closing:

          (a) GOOD TITLE. Each Seller has good title to, the right to possession of and the right to sell the  number  of  Shares  as set forth  next to his name under the  column  "Shares  Held" on  Schedule  A hereto,  free and clear of any pledges, liens, charges,  encumbrances,  proxies, options, rights to purchase or other  restrictions  or  potentially  adverse  claims  of  any  kind  or  nature
(collectively,  "Adverse  Claims"),  and  concurrent  with the execution of this
Agreement, each Seller will transfer such Shares to the Purchaser free and clear of any Adverse Claims. In connection therewith,  each Seller hereby covenants to defend transfer of such Shares to the Purchaser  against any and all persons who claim title to or interest in such Shares. Mr. Giuseppe Carmelo  Ammendola,  Mr.
Emilio Bruschi and Mr. Luigi  Emmanuele are in regime of separation of goods and assets from the relevant wife, while Mr. Roberto Daglio is in regime o communion of goods and assets with his wife.

          (b)  AUTHORITY  RELATIVE  TO AND  VALIDITY  OF  THIS  AGREEMENT.  This
Agreement  has been duly  executed  and  delivered  by each of the  Sellers  and constitutes the legal, valid and binding obligations of such Seller, enforceable in accordance with its terms,  except (i) as such  enforceability may be limited by or subject to any  bankruptcy,  reorganization,  moratorium  or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general  principles of equity, and (ii) as rights to indemnity may be limited by US  federal  or  state  securities  laws or by  public  policy.  Neither  the execution and delivery by the Sellers of this Agreement, nor the consummation of the  transactions  contemplated  hereby,  will violate any provision of law, any order of any court or other  agency of  government,  or any  judgment,  award or decree or any indenture, agreement or other instrument to which each Seller is a party,  or by which he or any of his  properties or assets is bound or affected, or  result  in a breach of or  constitute  (with due  notice or lapse of time or both) a default  under any such  indenture,  agreement or other  instrument,  or result in the creation or imposition of any lien,  charge or  encumbrance of any nature whatsoever upon any of the properties or assets of such Seller.

          (c)  REQUIRED  FILINGS AND  CONSENTS.  The Sellers are not required to submit any notice,  report or other filing with any  Governmental  Authority (as hereinafter

defined) in connection  with the  execution,  delivery and  performance  of this
Agreement. No filing with, or any notification to, or any approval,  permission, consent,  ratification,  waiver,  authorization,  order, finding of suitability, permit, license,  franchise,  exemption,  certification or similar instrument or document (each, an  "Authorization")  of or from, any court,  arbitral tribunal,
arbitrator,   administrative   or  regulatory  agency  or  commission  or  other
governmental  or regulatory  authority,  agency or governing  body,  domestic or foreign (each, a "Governmental  Authority"),  or any other person,  or under any
statute,  law,  ordinance,   rule,  regulation  or  agency  requirement  of  any
Governmental  Authority,  on the part of the Sellers is  required in  connection with the execution and delivery of this Agreement or the  performance by Sellers of their respective obligations under this Agreement.

          (d) BROKERS' OR FINDERS' FEES. No broker,  finder or investment banker is entitled to any  brokerage or finder's fee or other  commission in connection with the transactions  contemplated  hereby based on the arrangements made by or on behalf of the Sellers.

          (e) SELLERS' ADDRESSES, ACCESS TO INFORMATION, EXPERIENCE, ETC.

               (i) The  addresses  set  forth  on the  signature  pages  of this
Agreement  is each  Seller's  true and correct  business,  residence or domicile address.  Each Seller has received and read and is familiar with this Agreement.
Each Seller has had the opportunity to ask questions of and receive answers from representatives  of the  Company  concerning  the terms and  conditions  of this investment.  Each Seller has  substantial  experience  in business and financial affairs  and is capable  of  evaluating  the merits and risks of his  investment decision to purchase securities of the Purchaser.

               (ii) Each Seller  acknowledges  that he has had an opportunity to evaluate all information  regarding the Purchaser as he has deemed  necessary or desirable in connection  with the  transactions  contemplated by this Agreement, has independently evaluated the transactions  contemplated by this Agreement and has reached its own decisions to enter into this Agreement.

          (f) PURCHASE ENTIRELY FOR OWN ACCOUNT.  The Stock  Consideration to be
received by each  Seller  pursuant  to the terms  hereof  will be  acquired  for investment  for each  Seller's own account,  not as a nominee or agent,  and not with a view to the resale or distribution of any part thereof.

          (g) RESTRICTED SECURITIES. Each Seller understands that the securities it is purchasing  pursuant to the terms hereof are  characterized as "restricted securities"  under the US federal  securities  laws  inasmuch  as they are being acquired from the Purchaser in a transaction not involving a public offering and that under such laws and applicable  regulations  such  securities may be resold without  registration  under  the  Securities  Act  of  1933,  as  amended  (the
"Securities Act") only in certain limited  circumstances.  In this regard,  each
Seller  represents  that it is  familiar  with  Rule 144  promulgated  under the
Securities Act ("Rule 144"), as presently in effect,  and understands the resale limitations imposed thereby and by the Securities Act.

          SECTION  7.  REPRESENTATIONS  AND  WARRANTIES  OF THE  PURCHASER.  The
Purchaser hereby represents and warrants to the Sellers as follows:

          (a) CORPORATE  ORGANIZATION;  REQUISITE AUTHORITY TO CONDUCT BUSINESS.
The  Purchaser is a corporation  duly  organized,  validly  existing and in good standing  under  the  laws of the  State of New  York.  The  Purchaser  has full corporate  power and  authority  to enter into this  Agreement,  to perform  its obligations  hereunder and to consummate the transactions  contemplated  hereby;
and this  Agreement  has been  duly  authorized  and  approved  by its  Board of
Directors  and no further  action on the part of the  Purchaser  is necessary to authorize  the  execution  and  delivery  by it of, and the  performance  of its
obligations  under,  this  Agreement.  There  are  no  corporate,   contractual,
statutory or other  restrictions of any kind upon the power and authority of the
Purchaser  to  execute  and  deliver  this   Agreement  and  to  consummate  the
transactions  contemplated  hereunder  and no  action,  waiver or consent by any
Governmental  Authority is necessary to make this  Agreement a valid  instrument binding upon the Purchaser in accordance with its terms.

          (b) EXECUTION AND DELIVERY.  This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser,  enforceable in accordance with its terms,  except (i) as such enforceability  may be  limited by or  subject  to any  bankruptcy,  insolvency, reorganization,  moratorium or other similar laws  affecting  creditors'  rights generally, (ii) as such obligations are subject to general principles of equity, and  (iii)  as  rights  to  indemnity  may be  limited  by US  federal  or state securities laws or by public policy.

          (c) NO CONFLICTS;  ABSENCE OF DEFAULTS.  The  execution,  delivery and performance  of this  Agreement by the  Purchaser  and the  consummation  of the transactions  contemplated hereby does not and will not conflict with or violate
(a) the Purchaser's certificate of incorporation or by-laws or (b) any agreement governing the organization, management, business or affairs of the Purchaser or, in any material respect,  any agreement or instrument which the Purchaser may be a party or by which the Purchaser (or any of its  properties)  is bound,  or (c)
any material law, administrative  regulation or rule or court order, judgment or decree applicable to the Purchaser,  nor will the execution and delivery of this
Agreement or the consummation of the transactions contemplated hereby constitute a material  breach of, or any event of default under,  any material  contract or agreement to which the Purchaser is bound,  or by which the Purchaser (or any of its properties) may be bound or affected.

          (d)  REQUIRED  FILINGS AND  CONSENTS.  Except as may be required by US federal or state  securities  laws,  the Purchaser is not required to submit any notice,  report or other filing with any  Governmental  Authority in  connection with the execution, delivery and performance of this Agreement. No Authorization of or from any  Governmental  Authority,  or any  other  person,  or  under  any
statute,  law,  ordinance,   rule,  regulation  or  agency  requirement  of  any
Governmental  Authority,  on the part of the Purchaser is required in connection with the execution and delivery of this  Agreement  and the  performance  by the
Purchaser of its obligations under this Agreement.

          (e) BROKERS' OR FINDERS' FEES. No broker,  finder or investment banker is entitled to any  brokerage or finder's fee or other  commission in connection with the transactions contemplated hereby based upon the arrangements made by or on behalf of the Purchaser.

          SECTION 8. NON-SOLICITATION.

          (a) NON-SOLICITATION OF EMPLOYEES.  For a period of two (2) years from
the  date  hereof,   Mr.  Giuseppe  Carmelo  Ammendola  will  not,  directly  or
indirectly,   employ,   or  knowingly  permit  any  other  company  or  business
organization  which employs such Seller or is directly or indirectly  controlled by such Seller to employ,  any person who is employed by the Purchaser or any of its  subsidiaries,  subdivisions or affiliates,  or in any manner seek to induce any such person to leave his or her employment  with the Purchaser or any of its subsidiaries, subdivisions or affiliates.

          (b)  NON-SOLICITATION  OF CUSTOMERS OR SUPPLIERS.  For a period of two
(2) years from the date hereof,  Mr. Giuseppe Carmelo Ammendola will not request or otherwise attempt to induce or influence, directly or indirectly, any present customer or supplier,  or prospective customer or supplier,  of the Purchaser or any of its subsidiaries,  subdivisions or affiliates, or other persons sharing a
business   relationship   with  the  Purchaser  or  any  of  its   subsidiaries,
subdivisions or affiliates, to cancel, limit or postpone their business with the
Purchaser or any of its subsidiaries,  subdivisions or affiliates,  or otherwise take action which might be to the material  disadvantage  of the Purchaser or of its subsidiaries, subdivisions or affiliates.

          (c) REMEDIES. Mr. Giuseppe Carmelo Ammendola agrees that the breach of this Section 7 by him will cause irreparable damage to the Purchaser and that in the event of such breach the  Purchaser  shall have,  in addition to any and all remedies  of law,  the right to an  injunction,  specific  performance  or other equitable relief to prevent the violation of his obligations hereunder.

          (d)  ENFORCEABILITY.  Mr. Giuseppe Carmelo  Ammendola agrees that each provision  of this  Section 7 shall be  treated as a  separate  and  independent clause,  and the  unenforceability  of any one clause shall in no way impair the enforceability of any of the other clauses herein.  Moreover,  if one or more of the  provisions  contained  in this Section 7 shall for any reason be held to be excessively broad as to scope,  activity or subject so as to be unenforceability at law,  such  provision or  provisions  shall be  construed by the  appropriate judicial  body by limiting and reducing it or them, so as to be  enforceable  to the maximum extent compatible with the applicable law as it shall then appear.

          SECTION 9. INDEMNIFICATION.

          (a) INDEMNIFICATION BY THE SELLERS. Subject to the limits set forth in this Section 8, each of the Sellers, jointly and severally, agrees to indemnify, defend and hold the Purchaser  and each of its  directors and officers  harmless from and  against  any and all  loss,  liability,  damage,  costs  and  expenses
(including  interest,  penalties and attorneys' fees)  (collectively,  "Losses")

that the  Purchaser  or any of its  affiliates  may incur or become  subject  to arising out of or due to any inaccuracy of any  representation  or the breach of any warranty or covenant of the Sellers contained in this Agreement. The Sellers will  reimburse the Purchaser and each  controlling  person for any legal or any other expenses  reasonably  incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding.

          (b) INDEMNIFICATION BY THE PURCHASER.  Subject to the limits set forth in this  Section  8, the  Purchaser  agrees to  indemnify,  defend  and hold the
Sellers  harmless from and against any and all Losses that the Sellers may incur or  become  subject  to  arising  out  of  or  due  to  any  inaccuracy  of  any representation  or the  breach of any  warranty  or  covenant  of the  Purchaser contained in this  Agreement.  The Purchaser  will reimburse the Sellers for any legal  or  other  expenses  reasonably  incurred  by  them  in  connection  with
investigating  or  defending  any  such  loss,  claim,   liability,   action  or
proceeding.

          (c) SURVIVAL.  The  representations,  warranties  and covenants of the
Sellers and the  Purchaser set forth in this  Agreement  shall survive until the first anniversary of the date of this Agreement.

          (d) THIRD PARTY CLAIMS. In order for a party (the "indemnified party")
to be entitled  to any  indemnification  provided  for under this  Agreement  in respect  of,  arising out of, or  involving a claim or demand or written  notice made by any third party  against the  indemnified  party (a "Third Party Claim")
after the date hereof, such indemnified party must notify the indemnifying party
(the  "indemnifying  party")  in  writing  of the Third  Party  Claim  within 30 business days after receipt by such  indemnified  party of written notice of the
Third Party Claim;  provided that the failure of any  indemnified  party to give timely notice shall not affect his right of indemnification  hereunder except to the  extent the  indemnifying  party has  actually  been  prejudiced  or damaged thereby.  If a Third  Party  Claim is made  against an  indemnified  party,  the indemnifying  party shall be entitled,  if it so chooses,  to assume the defense thereof with counsel selected by the indemnifying  party (which counsel shall be reasonably  satisfactory to the indemnified  party).  If the indemnifying  party assumes the defense of a Third Party Claim, the indemnified party will cooperate in all reasonable  respects with the indemnifying  party in connection with such defense,  and shall have the right to  participate  in such defense with counsel selected by it. The fees and disbursements of such counsel, however, shall be at the expense of the indemnified party;  provided,  however,  that, in the case of any Third Party Claim of which the  indemnifying  party has not employed counsel to assume the defense,  the fees and  disbursements  of such counsel shall be at the expense of the indemnifying  party. Except as otherwise provided herein, the indemnified  party  will  not,  except  at its own cost and  expense,  settle or compromise  any Third Party  Claim for which it is  entitled to  indemnification hereunder  without the prior written consent of the  indemnifying  party,  which will not be unreasonably withheld.

          (e) REDUCTION FOR  INSURANCE.  The gross amount which an  indemnifying party is liable to, for, or on behalf of the indemnified  party pursuant to this
Section  8 (the  "Indemnifiable  Loss")  shall be  reduced  (including,  without limitation, retroactively) by any insurance proceeds actually recovered by or on behalf of such  indemnified  party  related  to the  Indemnifiable  Loss.  If an indemnified  party  shall have  received or shall have had paid on its behalf an indemnity  payment in respect of an  Indemnifiable  Loss and shall  subsequently
receive   directly  or  indirectly   insurance   proceeds  in  respect  of  such
Indemnifiable  Loss, then such indemnified  party shall pay to such indemnifying party the net amount of such insurance  proceeds or, if less, the amount of such indemnity payment.

          SECTION 10. DEMAND REGISTRATION.

          (a) Subject to Section 9(f)  hereof,  at any time on or after the date
Mr.  Giuseppe  Carmelo  Ammendola is no longer  employed by Villa,  Mr. Giuseppe
Carmelo  Ammendola  may make a written  demand  (a  "Demand  Registration")  for registration under the U.S.  Securities Act of 1933, as amended (the "Securities
Act"), for resale of all or part of the Stock Consideration received by him (the
"Registrable  Securities").  Any demand for a Demand  Registration shall specify the number of shares of Registrable Securities to be registered.  Subject to the conditions of this Section 9, the  Purchaser  shall use its best efforts to file such registration  statement under the Securities Act as promptly as practicable after the date any such request is received by the Purchaser and to use its best efforts to cause such  registration  statement  to be  declared  effective.  The
Purchaser shall notify Mr.  Giuseppe  Carmelo  Ammendola  promptly when any such registration  statement has been declared effective.  The Purchaser shall not be obligated  to effect more than one (1) Demand  Registration  under this  Section
9(a) in respect of the Registrable Securities.

          (b)   Registrations   under  Section  9(a)  hereof  shall  be  on  the
appropriate  registration form of the U.S.  Securities  Exchange Commission (the
"SEC") as shall  permit the  disposition  of the  Registrable  Securities  to be registered in  accordance  with the intended  method or methods of  disposition;
provided, however, that such intended method of disposition shall not include an underwritten offering of the Registrable Securities.

          (c) Mr. Giuseppe  Carmelo  Ammendola shall bear all costs and expenses in connection with any registration in accordance with Section 9(a) hereof up to a maximum of $300,000. The Purchaser shall bear all costs and expenses in excess of $300,000 in connection with any  registration in accordance with Section 9(a)
hereof.

          (d) Upon receipt by Mr. Giuseppe Carmelo  Ammendola of any notice from the  Purchaser of any request by the SEC for any  amendment or supplement to the registration  statement filed in connection with any Demand  Registration or any prospectus  relating thereto or for additional  information or of the occurrence of an event  requiring  the  preparation  of a  supplement  or amendment to such prospectus so that, as thereafter  delivered to the purchasers of the securities covered by such  registration  statement,  such  prospectus  will not contain an untrue  statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any  suspension  by the  Purchaser of the ability of all  "insiders"  to transact in the  Purchaser's  securities  because of the  existence  of material

                                       10

no-public   information,   Mr.  Giuseppe  Carmelo  Ammendola  shall  immediately
discontinue   disposition  of  such  Registrable   Securities  pursuant  to  the
registration  statement  covering such Registrable  Securities until he receives the  supplemented  or amended  prospectus or the  restriction  on the ability of
"insiders" to transact in the Company's  securities is removed,  as  applicable, and,  if so directed by the  Purchaser,  Mr.  Giuseppe  Carmelo  Ammendola  will deliver to the  Purchaser  all copies then in his  possession of the most recent prospectus  covering such Registrable  Securities at the time of receipt of such notice.

          (e) Mr. Giuseppe  Carmelo  Ammendola shall provide such information as may be reasonably  requested by the Purchaser in connection with the preparation of the registration statement,  including amendments and supplements thereto, in order to  effect  the  registration  of the  Registrable  Securities  under  the
Securities  Act  pursuant  to Section  9(a)  hereof and in  connection  with the
Purchaser's  obligations to comply with federal and applicable  state securities laws.

          (f)  Notwithstanding  anything  herein  to  the  contrary,  as to  the
Registrable Securities, such securities shall cease to be Registrable Securities and the provisions of Section 9 hereof shall  terminate when: (i) a registration statement  with  respect  to the  sale  of such  securities  shall  have  become effective  under the  Securities Act and such  securities  shall have been sold, transferred,  disposed of or  exchanged  in  accordance  with such  registration statement;  (ii) such  securities  shall have been  otherwise  transferred,  new certificates  for them not bearing a legend  restricting  further transfer shall have been delivered by the Purchaser and subsequent public  distribution of them shall not require  registration  under the Securities Act; (iii) such securities shall have ceased to be  outstanding;  or (iv) the  Registrable  Securities  are salable under Rule 144(k) of the Securities Act.

          SECTION 11. MISCELLANEOUS.

          (a) EXPENSES. Each party shall pay its own costs and expenses incurred in connection  with this  Agreement and the  transactions  contemplated  hereby;
provided,  however,  that  (i) the  Purchaser  and the  Sellers  shall  each pay one-half of the  stamp-duties  relevant to the  endorsement  and delivery of the
Shares  and  (ii)  the  notary  fees to be  paid  for  the  notarization  of the endorsement of the  certificates  representing  the Shares shall be borne by the
Purchaser.  The  Purchaser  shall have the right to select the notary public who will attend the closing of the transactions contemplated by this Agreement.

          (b) NOTICES. All notices,  requests,  demands and other communications which are required or may be given under this Agreement  shall be in writing and shall be  deemed  to have  been  duly  given  when  delivered  personally  or by facsimile transmission,  in either case with receipt acknowledged, or three days after being sent by  registered or certified  mail,  return  receipt  requested, postage prepaid:

                    (i)  If to the Purchaser to:

                                       11

                          Del Global Technologies Corp.
                          One Commerce Park
                          Valhalla, New York 10595
                          Attention: Chief Executive Officer

                          with a copy to:
                          Olshan Grundman Frome Rosenzweig & Wolosky LLP
                          Park Avenue Tower
                          65 East 55th Street
                          New York, New York 10022
                          Attention: Steven Wolosky, Esq.

                    (ii) If to the  Sellers,  to  the  addresses  listed  on the signature pages hereto.

or to such other address as any party shall have  specified by notice in writing to the other in compliance with this Section 10.

          (c) ENTIRE AGREEMENT. This Agreement,  including the Schedules hereto, constitutes  the entire  agreement  among the parties hereto with respect to the
subject  matter  hereof  and  thereof  and  supersedes  all  prior   agreements,
representations and understandings among the parties hereto.

          (d) BINDING EFFECT, BENEFITS,  ASSIGNMENTS. This Agreement shall inure to the benefit of and be binding  upon the parties  hereto and their  respective successors  and assigns;  nothing in this  Agreement,  expressed or implied,  is intended to confer on any other person,  other than the parties  hereto or their
respective  successors  and  assigns,  any  rights,  remedies,   obligations  or
liabilities  under or by reason of this  Agreement.  This  Agreement  may not be assigned without the prior written consent of the other parties hereto.

          (e) APPLICABLE LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

          (f) JURISDICTION. Unless otherwise provided herein, the parties hereto agree to submit to the jurisdiction of any Federal or state court located in the
State of New York for the purpose of resolving  any action or claim  arising out of the performance of the provisions of this Agreement.

          (g) HEADINGS. The headings and captions in this Agreement are included for  purposes  of  convenience  only and shall not  affect the  construction  or interpretation of any of its provisions.

                                       12

          (h) COUNTERPARTS. This Agreement may be executed simultaneously in two or more  counterparts,  each of which  shall be deemed an  original,  but all of which together shall constitute one and the same instrument.

          (i)  FURTHER  ASSURANCES.  At,  and from  time to time  after the date hereof,  at  the  request  and  expense  of  the  Sellers  but  without  further consideration,  Sellers  will  execute and  deliver  such other  instruments  of conveyance, assignment, transfer, and delivery and take such other action as the
Purchaser reasonably may request in order more effectively to convey,  transfer, assign and deliver to the  Purchaser,  and to place the  Purchaser in possession and control of the Shares.

                                       13

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.

                                     DEL GLOBAL TECHNOLOGIES CORP.

                                     By: /s/ Walter F. Schneider
                                         --------------------------------------------
                                         Name: Walter F. Schneider
                                         Title: President and Chief Executive Officer

/s/ Giuseppe Carmelo Ammendola
---------------------------------
Giuseppe Carmelo Ammendola

Address: Corso Sempione, 83
         Milano
         Italy

/s/ Emilio Bruschi
---------------------------------
Emilio Bruschi

Address: Via Monte Santo, 14
         Cormaredo (MI)
         Italy

/s/ Roberto Daglio
---------------------------------
Roberto Daglio

Address: Via C. D'Adda, 6/c
         Settimo Milanese (MI)
         Italy

/s/ Luigi Emmanuele
---------------------------------
Luigi Emmanuele

Address: Via T. Tasso, 26
         Bresso (MI)
         Italy

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